UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2014 (June 30, 2014)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 2, 2014, Triangle Petroleum Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the acquisition of certain oil and gas properties (the “Acquired Properties”) by the Company’s wholly-owned subsidiary, Triangle USA Petroleum Corporation, from Marathon Oil Company (“Seller”). We are filing this Amendment No. 1 to amend Item 9.01 to provide certain financial statements and pro forma financial information with respect to the Acquired Properties. The remaining exhibits included in the Initial Form 8-K have not been changed and are incorporated herein by reference.  No other modifications to the Initial Form 8-K are being made by this Form 8-K/A.

Item 9.01              Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The statement of revenues and direct operating expenses of properties acquired by Triangle USA Petroleum Corporation for the year ended January 31, 2014 and for the six-month periods ended July 31, 2014 and 2013 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The Company’s unaudited pro forma consolidated statement of operations and comprehensive income for the fiscal year ended January 31, 2014 and for the six months ended July 31, 2014 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

These unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations and comprehensive income that would have occurred had the acquisition of the Acquired Properties been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the unaudited pro forma consolidated statement of operations and comprehensive income due to normal production declines, changes in prices, future transactions, the exclusion of various operating expenses and other factors.

(d) Exhibits.

Exhibit 10.1

Second Lien Credit Agreement, dated June 27, 2014, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Energy Capital, Inc., as Administrative Agent, and the Lenders Named Herein, as Lenders, filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2014 and incorporated herein by reference.

Exhibit 23.1	Consent of KPMG LLP.

Exhibit 99.1

Statement of revenues and direct operating expenses of the properties acquired by Triangle USA Petroleum Corporation for the year ended January 31, 2014 and for the six-month periods ended July 31, 2014 and 2013.

Exhibit 99.2	Unaudited pro forma consolidated statement of operations and comprehensive income for the fiscal year ended January 31, 2014 and for the six months ended July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2014	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

Exhibit 10.1

Second Lien Credit Agreement, dated June 27, 2014, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Energy Capital, Inc., as Administrative Agent, and the Lenders Named Herein, as Lenders, filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2014 and incorporated herein by reference.

Exhibit 23.1*	Consent of KPMG LLP.

Exhibit 99.1*

Statement of revenues and direct operating expenses of the properties acquired by Triangle USA Petroleum Corporation for the year ended January 31, 2014 and for the six-month periods ended July 31, 2014 and 2013.

Exhibit 99.2*	Unaudited pro forma consolidated statement of operations and comprehensive income for the fiscal year ended January 31, 2014 and for the six months ended July 31, 2014.

* Filed herewith.